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                                                                   EXHIBIT 10.33

                                AMENDMENT ONE TO
                       LETTER OF CREDIT FACILITY AGREEMENT

         This Amendment One to Letter of Credit Facility Agreement ("Amendment"), is dated effective as of September 30, 2002, by and between ALLIANCE RESOURCE PARTNERS, L.P., a Delaware limited partnership ("Borrower") and BANK OF OKLAHOMA, N.A. ("Bank").

                                    RECITALS

         A. Reference is made to the Letter of Credit Facility Agreement dated as of June 29, 2001, between Borrower and Bank (the "Credit Agreement"), pursuant to which currently exists a $10,000,000 Letter of Credit Commitment as further evidenced by the $10,000,000 Promissory Note dated July 31, 2001 ("Note"). Terms used herein shall have the meanings given in the Credit Agreement, unless otherwise defined herein.

         B. Borrower has requested Bank with respect to the Letter of Credit Commitment to extend the Termination Date to September 30, 2003; and Bank has agreed to accommodate Borrower's request, subject to the terms and conditions set forth below.

                                    AGREEMENT

         For valuable consideration received, the parties hereto agree to the following:




         1. Amendments to Credit Agreement. The Credit Agreement is amended as follows.

            1.1 Letter of Credit Fee. Section 1.29 is hereby amended to evidence that the rate ".95%" shall now mean and read "1.25%."

            1.2 Termination Date. Section 1.40 is hereby amended to evidence that it shall mean September 30, 2003.

            1.3 Leverage Ratio. Section 6.7 is hereby amended to evidence that the ratio "4 to 1" shall now mean and read "3.5 to 1."

            1.4 Negative Pledge. A new section 6.12 is hereby added: "6.12 Negative Pledge. If Guarantor assigns, transfers, conveys, pledges or encumbers, in part or in whole, any Common Units of Alliance Resource Partners, L.P."

         2. Ratification of Documents. Borrower hereby ratifies and confirms the Credit Agreement, and all instruments, documents and/or agreements executed and/or delivered by Borrower to Lender in connection therewith, and Borrower represents to Lender that (i) they remain in full force and effect, and Borrower is in full and complete compliance therewith; (ii) all representations and warranties made



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thereunder are true and correct as of the date hereof; and (iii) no Event of
Default exists. Additionally, current calculations with respect to Section 6.7 (Leverage Ratio) are set forth on Schedule "2" hereto.

         3. Ratification of Guaranties.

            3.1. Alliance Resource GP, LLC, hereby ratifies and confirms its Guaranty Agreement, and represents and warrants to Lender that it is in full and complete compliance with the terms and conditions of the Guaranty Agreement, and any representations and warranties made therein remain true and correct in all material respects. Additionally, (i) the Guaranty is hereby amended to evidence that the "Obligations" defined therein shall include the renewed $10,000,000 Promissory Note, and (ii) current calculations with respect to Section 6.8 (Guarantor Liquidity) and Section 6.9 (Guarantor Net Asset Position) are set forth on Schedule "3" hereto.

         4. Conditions Precedent. The effectiveness of this Amendment, and the obligations of Lender's commitments hereunder, are conditioned upon satisfaction of the following at or before closing:

            4.1. Borrower shall execute and deliver to Lender this Amendment, and all schedules hereto.

            4.2. Borrower shall execute and deliver to Lender the $10,000,000 Line Note ("Renewal Note") in form and content as set forth on Schedule "4.2" hereto.

            4.3. Certified Resolutions as to Borrower in form and content as set forth on Schedule "4.3" hereto.

            4.4. Certified Resolutions as to Guarantor in form and content as set forth on Schedule "4.4" hereto.

            4.5. Borrower shall execute and/or deliver any other instruments, documents, legal opinions or agreements required by Lender in connection herewith.

         5. Governing Law and Binding Effect. This Amendment shall be governed by and construed in accordance with the laws of the State of Oklahoma, and shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

         6. Expenses. Borrower shall pay the costs, expenses and fees incurred by Lender in connection herewith.



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         7. Counterparts. This Amendment may be executed in multiple counterparts, with all counterparts constituting one agreement.


                           "Lender"

                           BANK OF OKLAHOMA, N.A.


                           By /s/ Robert D. Mattax
                              ----------------------------------
                              Robert D. Mattax, Senior Vice President

                           "Borrower"

                           ALLIANCE RESOURCE PARTNERS, L.P.,
                           an Delaware limited partnership

                           By:   ALLIANCE RESOURCE MANAGEMENT GP, LLC,
                                 the managing general partner


                               By /s/ Cary P. Marshall
                                 ---------------------------------------------
                                 Cary P. Marshall, Vice President of Corporate Finance and Treasurer

                           "Guarantor"

                           ALLIANCE RESOURCE GP, LLC


                           By /s/ Cary P. Marshall
                              ---------------------------------------------
                              Cary P. Marshall, Vice President of Corporate Finance and Treasurer



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                                  Schedule "2"

                          (Leverage Ratio Calculations)



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                                  Schedule "3"

                         (Guarantor Net Asset Position)



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                                 Schedule "4.2"

                               ($10,000,000 Note)



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                                 Schedule "4.3"

                       (Certified Resolutions of Borrower)



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                                 Schedule "4.4"

                      (Certified Resolutions of Guarantor)


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